UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 12, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth under Items 2.03 and 8.01 of this report is incorporated by reference in this Item 1.01.

Supplemental Indenture

In connection with its issuance and sale on January 12, 2010 of $300 million in aggregate principal amount of its 8 7/8% Senior Secured Notes due 2017 (the “Notes”), as described under Item 8.01 of this report, PAETEC Holding Corp. (the “Company”) entered into a First Supplemental Indenture, dated as of January 12, 2010, with The Bank of New York Mellon, as Trustee (the “Supplemental Indenture”), which amended and supplemented the Indenture, dated as of June 29, 2009, among the Company, the subsidiary guarantors named therein and the Trustee, pursuant to which the Company issued the Notes (the “Indenture”). The Supplemental Indenture provides that if the Company, at its option, redeems before June 30, 2012 any Notes or any other 8 7/8% Senior Secured Notes due 2017 previously issued under the Indenture (the “Existing 2017 Notes”) with the net proceeds of one or more equity offerings of the Company, at least 65% of the aggregate principal amount of the Notes and the Existing 2017 Notes originally issued under the Indenture must remain outstanding immediately after each such redemption.

The foregoing summary of the terms of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as exhibit 4.1 to this report and incorporated by reference in this Item 1.01.

Registration Rights Agreement

In connection with the closing of the sale of Notes, the Company entered into a Registration Rights Agreement, dated as of January 12, 2010, among the Company, the subsidiary guarantors listed on the signature pages thereto, and Banc of America Securities LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (the “Registration Rights Agreement”), who were the initial purchasers of the Notes, pursuant to which the Company has agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission to exchange the Notes for a new issue of substantially identical notes in an exchange registered under the Securities Act of 1933 or, if required, to file a shelf registration statement to cover resales of the Notes under certain circumstances.

If (1) the Company fails either to (a) cause the exchange offer registration statement to be declared effective or to consummate the exchange offer within the period specified in the Registration Rights Agreement or (b) if required, cause any shelf registration statement with respect to resales of the Notes to be declared effective within the period specified in the Registration Rights Agreement or (2) the exchange offer registration statement or any shelf registration statement is declared effective but thereafter ceases to be effective or usable, subject to specified exceptions, in connection with resales of the Notes, the Company will be required to pay additional interest to the holders of the Notes under certain circumstances. The maximum amount of additional interest payable in any such event may not exceed 1.0% per annum of the principal amount of the Notes.

Banc of America Securities LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC and certain of their affiliates have provided, or may provide in the future, investment banking and other services to the Company and some of the Company’s affiliates. Affiliates of certain of the foregoing initial purchasers are lenders and/or agents under the Company’s senior secured credit facilities. The lender affiliates were entitled to be repaid with the proceeds of the offering of the Notes that were used to repay outstanding loans under the Company’s senior secured credit facilities and received their pro rata portions of such repayment.

The foregoing summary of the terms of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is filed as exhibit 4.2 to this report and incorporated by reference in this Item 1.01.

Amendment to Credit Agreement

Effective on January 12, 2010, the Company, as Borrower, the lenders party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, entered into a Third Amendment to the Credit Agreement (the “Amendment”), which amends the Credit Agreement, dated as of February 28, 2007 and amended as of June 27, 2007 and May 29, 2009 (the “Credit Agreement”), among the Company, as Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other agents party thereto. Pursuant to the Credit Agreement, the Company has obtained term loan and revolving loan senior secured credit facilities.

The Credit Agreement permits the Company to elect, subject to pro forma compliance with a total leverage ratio covenant and other conditions, to solicit the lenders under the Credit Agreement or other prospective lenders to extend the Company additional term loans under one or more incremental term loan facilities. The Amendment provides, among other things, that the Company may obtain up to approximately $65 million in aggregate principal amount of such incremental term loan facilities, and that such maximum amount generally will be reduced by the total principal amount of any senior secured notes which the Company may issue in the future, including under the indenture that governs the Notes.

The foregoing summary of the terms of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy which is filed as exhibit 10.1 to this report and incorporated by reference in this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a

 Registrant.

The information set forth under Items 1.01 and 8.01 of this report is incorporated by reference in this Item 2.03.

Upon the closing of the sale of the Notes on January 12, 2010 described under Item 8.01 of this report, the Company became obligated as issuer of $300 million in aggregate principal amount of secured senior indebtedness under the Notes. The Notes are guaranteed on a senior secured basis by each of the Company’s domestic restricted subsidiaries on the initial issue date of the Notes and will be guaranteed on a senior secured basis by all of the Company’s future domestic restricted subsidiaries, other than certain excluded subsidiaries.

The trustee under the indenture that governs the Notes or holders of at least 25% in principal amount of the outstanding Notes may declare 100% of the principal of, premium, if any, and accrued and unpaid interest on all the Notes to be due and payable immediately if specified events of default occur and are continuing. Events of default include, with certain specified exceptions and qualifications, the following events: the failure to pay the principal of any Note when due and payable at its stated maturity or upon acceleration, redemption or otherwise; the failure to make payment of interest on any Note when due and payable; a default in the performance of or breaches of other provisions of the indenture or any collateral agreement or under the Notes; a default on certain other outstanding indebtedness or a failure to discharge certain judgments; certain events of bankruptcy, insolvency or reorganization relating to the Company or any significant subsidiary; the failure of certain subsidiary guarantees to be in full force and effect or the denial by a subsidiary guarantor of its obligations under its guarantee; and the failure of any agreement with respect to the assets securing the Notes as collateral to be in full force and effect with respect to a material portion of such collateral, or to give the collateral agent for the benefit of the holders of the Notes the liens, rights, powers and privileges in any material portion of such collateral. Upon the occurrence of any of the foregoing events of bankruptcy, insolvency or reorganization, payment under the Notes will become immediately due and payable without any act on the part of the trustee under the indenture or any holder of the Notes.

Item 8.01    Other Events.

The information set forth under Items 1.01 and 2.03 of this report is incorporated by reference in this Item 8.01.

On January 12, 2010, the Company issued and sold $300 million in aggregate principal amount of its 8 7/8% Senior Secured Notes due 2017 (the “Notes”) pursuant to an Indenture, dated as of June 29, 2009, as supplemented as of January 12, 2010 (the “Indenture”), by and among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”). The Notes are treated under the Indenture as a single series of notes with the $350 million in aggregate principal amount of the Company’s 8 7/8% Senior Secured Notes due 2017 previously issued under the Indenture and outstanding as of the issue date of the Notes (the “Existing 2017 Notes”). The Notes have the same terms as the Existing 2017 Notes, except that the Notes have registration rights and related additional interest terms and will be subject to transfer restrictions until consummation of the exchange offer referred to under Item 1.01 of this report. Holders of the Notes and the Existing 2017 Notes will vote as one series under the Indenture. Accordingly, immediately following the issuance and sale of the Notes, the Company has $650 million in aggregate principal amount of 8 7/8% Senior Secured Notes due 2017 outstanding under the Indenture.

The Company sold the Notes at an offering price of 100.528% of the principal amount of the Notes, plus accrued interest from December 31, 2009, in an offering not subject to the registration requirements of the Securities Act of 1933. The Company applied the gross proceeds of $301.6 million it received from the sale of the Notes to repay $240.2 million in aggregate principal amount of term loans and $30.0 million in aggregate principal amount of revolving loans outstanding under its senior secured credit facilities and to pay $8.3 million of swap termination fees incurred in connection with the loan repayments. The Company has paid or expects to pay a total of approximately $9.0 million of offering fees and expenses. The Company will use the remaining $14.1 million of offering proceeds for general corporate purposes.

Immediately following the sale of the Notes and the Company’s application of the offering proceeds to the foregoing uses, the Company’s senior secured credit facilities consisted of the following:

•

a term loan credit facility under which no term loans are outstanding and under which the Company may obtain incremental term loans, subject to conditions, in an aggregate principal amount of up to approximately $65 million under one or more incremental facilities; and

•

a revolving credit facility under which no revolving loans are outstanding and under which the Company may obtain from time to time revolving loans of up to an aggregate principal amount of $50 million outstanding at any time.

The Notes accrue interest at a rate of 8 7/8% per year from December 31, 2009. Interest on the Notes is payable semi-annually in cash in arrears on June 30 and December 31 of each year, commencing on June 30, 2010. The Notes will mature on June 30, 2017.

The Company may redeem some or all of the Notes, at any time before June 30, 2013, at a redemption price equal to 100% of their principal amount plus a “make-whole” premium. The Company may redeem some or all of the Notes, at any time on or after June 30, 2013, at specified redemption prices declining from 104.438% to 100% of their principal amount. In addition, before June 30, 2012, the Company may redeem up to 35% of the aggregate principal amount of the Notes and the Existing 2017 Notes originally issued under the Indenture at a redemption price of 108.875% of their principal amount with the net proceeds of certain equity offerings. If the Company undergoes certain kinds of changes of control, or sells certain of its assets and does not either (1) apply the net sale proceeds to repay indebtedness under the Company’s senior secured credit facilities, the Notes, the Existing 2017 Notes or other indebtedness secured on a first-priority basis or (2) reinvest the net sale proceeds in its business, the Company may be required to offer to purchase Notes from holders at 101% of their principal amount, in the case of a change of control, or 100% of their principal amount, in the case of a sale of assets. Accrued and unpaid interest on the Notes would also be payable in each of the foregoing events of redemption or purchase.

Repayment of the Notes may be accelerated upon the occurrence of events of defaults specified in the Indenture, as described under Item 2.03 of this report.

The Notes are the Company’s general senior obligations and rank equally in right of payment with all of the Company’s existing and future senior indebtedness, including amounts outstanding from time to time under the Company’s existing senior secured credit facilities, the Existing 2017 Notes and the Company’s outstanding 9.5% Senior Notes due 2015. The Notes are secured on a first-priority basis, equally and ratably with the Company’s existing senior secured credit facilities, the Existing 2017 Notes and any future pari passu secured obligations, subject to permitted liens, by substantially all of the assets of the Company and its subsidiaries that are deemed to be restricted subsidiaries under the Indenture. The Notes are guaranteed on a senior secured basis by each of the Company’s domestic restricted subsidiaries on the initial issue date of the Notes and will be guaranteed on a senior secured basis by all of the Company’s future domestic restricted subsidiaries, other than certain excluded subsidiaries. The guarantees are the subsidiary guarantors’ general senior obligations and rank equally in right of payment with all of the subsidiary guarantors’ existing and future senior indebtedness, including their guarantees of the Company’s existing senior secured credit facilities, the Existing 2017 Notes and the Company’s outstanding 9.5% Senior Notes due 2015.

The Indenture contains certain covenants that, among other things, limit the Company’s ability, and the ability of the Company’s restricted subsidiaries, to incur additional indebtedness, pay dividends on, redeem or repurchase the Company’s capital stock, make investments or repay subordinated indebtedness, engage in sale-leaseback transactions, enter into transactions with affiliates, sell assets, create liens, create restrictions on dividend and other payments to the Company from its subsidiaries, issue or sell stock of subsidiaries, and engage in a merger, sale or consolidation. All of the covenants are subject to a number of important qualifications and exceptions under the Indenture. The Indenture does not contain any financial maintenance covenants.

The Bank of New York Mellon also acts as trustee under the indenture governing the Company’s outstanding 9.5% Senior Notes due 2015.

The foregoing summary of the terms of the Indenture and the Notes is not complete and is qualified in its entirety by reference to the Officers’ Certificate of the Company dated January 12, 2010 relating to the issuance of the Notes, a copy of which is filed as exhibit 4.3 to this report and incorporated by reference in this Item 8.01, and to the Indenture (including the form of Global Note thereunder), which was filed as exhibit 4.1 to the Company’s current report on Form 8-K filed on June 29, 2009.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The Company herewith files the following exhibits:

Exhibit Number	Description of Exhibit

4.1	First Supplemental Indenture, dated as of January 12, 2010, between PAETEC Holding Corp. (the “Company”) and The Bank of New York Mellon, as Trustee.

4.2	Registration Rights Agreement, dated as of January 12, 2010, among the Company, the subsidiaries of the Company listed on the signature pages thereto, Banc of America Securities LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

4.3	Officers’ Certificate of the Company dated January 12, 2010 relating to the issuance of the Notes.

10.1	Third Amendment to the Credit Agreement, dated as of January 12, 2012, among the Company, as Borrower, the lenders party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: January 12, 2010	/S/ MARY K. O’CONNELL
Mary K. O’Connell Senior Vice President and General Counsel (Duly Authorized Officer)

Index to Exhibits

Exhibit Number	Description of Exhibit

4.1	First Supplemental Indenture, dated as of January 12, 2010, between PAETEC Holding Corp. (the “Company”) and The Bank of New York Mellon, as Trustee.

4.2	Registration Rights Agreement, dated as of January 12, 2010, among the Company, the subsidiaries of the Company listed on the signature pages thereto, Banc of America Securities LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

4.3	Officers’ Certificate of the Company dated January 12, 2010 relating to the issuance of the Notes.

10.1	Third Amendment to the Credit Agreement, dated as of January 12, 2012, among the Company, as Borrower, the lenders party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent.